UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2010

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240-13e-4c)

Item 5.07	Submission of Matters to a Vote of Security Holders

C&F Financial Corporation held its Annual Meeting of Shareholders on April 20, 2010. A quorum of shareholders was present, consisting of a total of 2,569,707 shares. Matters voted upon were (1) the election of three class II directors to serve until the 2013 Annual Meeting, (2) approval, in an advisory vote, of the compensation of the Corporation’s named executive officers, and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Corporation’s independent registered public accountant for the fiscal year ending December 31, 2010.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below.

Election of Directors

Director	For	Withheld	Broker Non-Votes
Audrey D. Holmes	1,929,763	127,214	512,730
Joshua H. Lawson	1,767,800	289,177	512,730
Paul C. Robinson	2,021,654	35,323	512,730

	For	Against	Abstention	Broker Non-Votes
Approval of compensation of the Corporation’s named executive officers	2,392,825	51,518	125,364	0

	For	Against	Abstention	Broker Non-Votes
Ratification of Independent Registered Public Accountant	2,372,769	7,355	189,583	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: April 23, 2010	By:	/S/ THOMAS F. CHERRY
Thomas F. Cherry
Chief Financial Officer

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